UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2020

STONEMOR INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39172	80-0103152
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3600 Horizon Boulevard Trevose, Pennsylvania		19053
(Address of principal executive offices)		(Zip Code)

(215) 826-2800
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	STON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                                                   Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed, on April 14, 2020, StoneMor Inc. (the “Company”) received notice from the New York Stock Exchange (the “NYSE”) stating that upon its review of the Company’s financial condition, the NYSE has concluded that the Company is not in compliance with the NYSE’s continued listing requirements (the “NYSE Notification”), since as of April 13, 2020, the 30-trading day average closing price of the Company’s shares of common stock, par value $0.01 per share (the “Common Stock”) had fallen below $1.00 per share over a consecutive 30 trading-day period, which is the minimum average share price for continued listing on the NYSE under Rule 802.01C of the NYSE Listed Company Manual (the “NYSE Listed Manual”). As of April 13, 2020, the Company’s 30 trading-day average closing share price of its security was $0.97.

On December 23, 2020, the Company received notification from the NYSE that the Company has regained compliance with the NYSE continued listing criteria that requires listed companies to maintain an average closing share price of at least $1.00 over a consecutive 30 trading-day period. The Company also remains in compliance with all other NYSE continued listing standard rules.

As of December 23, 2020, the last day of the Company’s cure period for compliance with the minimum price condition, the Company had a closing share price of $2.58 and an average closing share price of $1.495 over the preceding 30 trading-day period.

Item 7.01	Regulation FD Disclosure

On December 23, 2020, the Company issued a press release with respect to its receipt of the NYSE Notification.

The information in this Item 7.01, including Exhibit 99.1 incorporated by reference herein, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing made by the Company pursuant to the Securities Act of 1933 or the Exchange Act, other than to the extent that such filing incorporates any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits

(d)Exhibits:

Exhibit Number	Description
99.1*	Press Release dated December 23, 2020.

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 23, 2020		STONEMOR INC.

		By:	/s/ Jeffrey DiGiovanni
Jeffrey DiGiovanni
Senior Vice President, Chief Financial Officer